UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2021

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On June 3, 2021, the Board of Directors (the “Board”) of Granite Construction Incorporated (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, appointed Louis E. Caldera, Kyle T. Larkin and Laura M. Mullen as directors, effective June 3, 2021. Mr. Caldera joins the class of directors whose terms expire at the Company’s 2022 Annual Meeting of Shareholders. Mr. Caldera will serve on the Company’s Nominating and Corporate Governance Committee and Risk Committee. Mr. Larkin joins the class of directors whose terms expire at the Company’s 2023 Annual Meeting of Shareholders. Ms. Mullen joins the class of directors whose terms expire at the Company’s 2024 Annual Meeting of Shareholders. Ms. Mullen will serve on the Company’s Audit/Compliance Committee and Compensation Committee.

The Board has determined that Mr. Caldera and Ms. Mullen meet the independence requirements of the listing standards of the New York Stock Exchange.

As non-employee directors, Mr. Caldera and Ms. Mullen will receive compensation in the same manner as the Company’s other non-employee directors, which director compensation program is described under “Executive and Director Compensation and Other Matters” in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 21, 2021 (the “2021 Proxy Statement”). Mr. Larkin will not receive additional compensation for his service as a director.

The Company will enter into its standard form of Indemnification Agreement (the “Indemnification Agreement”) with Mr. Caldera and Ms. Mullen. The Company previously entered into an Indemnification Agreement with Mr. Larkin upon his appointment as an officer of the Company. The Company’s form of Indemnification Agreement is attached hereto as Exhibit 10.1.

There are no arrangements or understandings between Mr. Caldera, Mr. Larkin and Ms. Mullen and any other person pursuant to which they were selected as a director. There are no transactions involving Mr. Caldera, Mr. Larkin and Ms. Mullen that would be required to be reported under Item 404(a) of Regulation S-K.

Retirement of Director

At the conclusion of the 2021 Annual Meeting of Shareholders on June 2, 2021, Claes G. Bjork retired from the Board.

Appointment of Mr. Larkin as Chief Executive Officer

On June 3, 2021, the Board appointed Mr. Larkin as Chief Executive Officer and President of the Company effective immediately. Mr. Larkin, age 49, joined Granite in 1996, and has served as President since September 2020. Mr. Larkin has held a variety of positions within the Company, including serving as Executive Vice President and Chief Operating Officer from February 2020 to September 2020, as Senior Vice President and Manager of Construction and Material Operations from October 2019 to February 2020 and as Senior Vice President and Group Manager from 2017 to 2019. Mr. Larkin also previously served as Vice President and Regional Manager in Nevada from January 2014 to September 2017 and President of Granite’s wholly owned subsidiary, Intermountain Slurry Seal, Inc. from 2011 to 2014. He also served as Manager of Construction for the Company’s Reno area office from 2008 to 2011, Chief Estimator from 2004 to 2008 and Project Manager, Project Engineer and Estimator at Granite’s Nevada Branch between 1996 and 2003. Mr. Larkin holds a Bachelor of Science degree in Construction Management from California Polytechnic State University, San Luis Obispo and a Master of Business Administration from the University of Massachusetts, Amherst.

In connection with Mr. Larkin’s appointment as Chief Executive Officer, his compensation package was adjusted to: (i) increase his annual base salary from $800,000 to $900,000, effective as of June 3, 2021 and (ii) increase his target annual incentive opportunity under the Company’s Annual Incentive Plan from $800,000 to $900,000, with the increased annual incentive opportunity being prorated for the time during 2021 during which Mr. Larkin served as Chief Executive Officer. Additionally, Mr. Larkin received a $1.0 million time-based restricted stock unit grant under the Granite Construction Incorporated 2021 Equity Incentive Plan, which will vest ratably on each of the first three anniversaries of the grant date. Mr. Larkin also participates in the Executive Retention and Severance Plan III and receives a vehicle allowance of $1,000 per month. Under the Executive Retention and Severance Plan III, Mr. Larkin will be entitled to a severance multiple of 2x in the event his employment is terminated without cause by the Company or he resigns with good reason, in either case, within two years after a change in control. For more information on the Company’s executive compensation plans and policies, see the disclosure under “Executive and Director Compensation and Other Matters” in the Company’s 2021 Proxy Statement.

Granite Construction Incorporated 2021 Equity Incentive Plan

On April 1, 2021, the Board approved and adopted the Granite Construction Incorporated 2021 Equity Incentive Plan (the “2021 Plan”), subject to the approval of the 2021 Plan by the Company’s shareholders, and directed that the matter be submitted to the Company’s shareholders for their approval. On June 2, 2021, the Company held its 2021 Annual Meeting of Shareholders. At the 2021 Annual Meeting of Shareholders, the Company’s shareholders approved the 2021 Plan, as more specifically described in Item 5.07 below.

The material terms and conditions of the 2021 Plan are described in the Company’s 2021 Proxy Statement. This description is qualified in its entirety by reference to the full text of the 2021 Plan, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Under the 2021 Plan, the Company may grant awards of stock options, restricted stock, restricted stock units, performance shares, performance units, and other stock-based awards. The forms of award agreements for certain of these awards are attached hereto as Exhibits 10.3, 10.4 and 10.5.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on June 2, 2021. A total of 42,362,972 shares of the Company’s common stock were present or represented by proxy at the meeting, representing 92.51% of the Company’s shares outstanding as of the April 12, 2021 record date. The final results of voting on each of the matters submitted to a vote of the shareholders at the Annual Meeting of Shareholders are as follows:

1.	The election of three director nominees for a term set to expire at the 2023 Annual Meeting of Shareholders and until their successors are elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
David C. Darnell	35,318,787	3,344,992	30,352	3,668,841
Celeste B. Mastin	38,008,970	656,265	28,896	3,668,841
Gaddi H. Vasquez	37,997,897	667,647	28,587	3,668,841

The election of three director nominees for a term set to expire at the 2024 Annual Meeting of Shareholders and until their successors are elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Molly C. Campbell	38,134,678	532,190	27,263	3,668,841
David H. Kelsey	31,564,946	7,099,090	30,095	3,668,841
Michael F. McNally	38,094,399	570,875	28,857	3,668,841

2.	Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
37,822,483	801,097	70,551	3,668,841

3.	Proposal to approve the Granite Construction Incorporated 2021 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
34,978,933	3,667,163	48,035	3,668,841

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

For	Against	Abstain
41,126,346	1,170,182	66,444

Pursuant to the foregoing votes, Mr. Darnell, Ms. Mastin and Mr. Vasquez were elected to serve on the Company’s Board for a term set to expire at the 2023 Annual Meeting of Shareholders and until their successors are elected and qualified and Ms. Campbell, Mr. Kelsey and Mr. McNally were elected to serve on the Company’s Board for a term set to expire at the 2024 Annual Meeting of Shareholders and until their successors are elected and qualified, the compensation of the Company’s named executive officers was approved on an advisory basis, the 2021 Plan was approved, and the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was ratified.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1
Form of Amended and Restated Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002)

10.2	Granite Construction Incorporated 2021 Equity Incentive Plan

10.3	Form of Non-Employee Director Restricted Stock Unit Agreement

10.4	Form of Employee Service Award Restricted Stock Unit Agreement

10.5	Form of Employee TSR Award Restricted Stock Unit Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: June 4, 2021

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